INCOME TAXES	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 13 — INCOME TAXES

We did not provide any current or deferred U.S. federal income tax provision or benefit for any of the periods presented because we have experienced operating losses since inception. When it is more likely than not that a tax asset cannot be realized through future income, the company must allow for this future tax benefit. We provided a full valuation allowance on the net deferred tax asset, consisting of net operating loss carryforwards, because management has determined that it is more likely than not that we will not earn income sufficient to realize the deferred tax assets during the carryforward period. The U.S. federal income tax rate of 21% is being used.

We have not taken a tax position that, if challenged, would have a material effect on the financial statements for the years ended December 31, 2024 and 2023, applicable under FASB ASC 740, Income Taxes. We did not recognize any adjustment to the liability for an uncertain tax position and, therefore, did not record any adjustment to the beginning balance of accumulated deficit on the balance sheet. All our tax returns remain open.

As of December 31, 2024 and 2023, we had net operating loss carryforwards for tax reporting purposes of approximately $6.1 million and $3.8 million, respectively. During the year ended December 31, 2019, we dissolved four subsidiaries that had total net operating loss carryforwards of approximately $8.9 million, which were forfeited upon dissolution, reducing our deferred tax asset by approximately $1.9 million. In addition, the realization of tax benefits relating to net operating loss carryforwards is limited due to the settlement related to amounts previously due to the IRS, as discussed in Note 6 – Other Accrued Liabilities.

As of December 31, 2024 and 2023, we recognized a tax benefit of $74,364 and $8,533, respectively, for our LBC Products, Inc, subsidiary only. LBC is not considered part of the consolidated company for tax purposes.

	2024	2023
Deferred Tax Assets:
NOL Carryover	$1,585,600	$1,177,300
Less valuation allowance	(1,585,600)	(1,177,300)
Net deferred tax assets	$—	$—

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate to pretax income from continuing operations for the years ended December 31, 2024 and 2023 due to the following:

	2024	2023
Book income (loss)	$(552,900)	$4,260,600
Change in payroll accruals	66,000	57,200
Allowance for doubtful accounts	—	(8,300)
Amortization of debt discount	21,000	23,000
Related party accruals	100	—
Change in derivative liability	243,900	61,300
Valuation allowance	221,900	(4,393,800)
	$—	$—